Pacific Select Fund NSAR 06-30-08
Exhibit 77O


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PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 03/31/08

																Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer     	Southern	Verizon		Barclays	N/A
				California	Communications	Bank PLC
				Company
(2)	Description of 		EIX 5.95% 	VZ 6.4%		BACR 7.434%	N/A
	Security (name, 	2/1/38		2/15/38		9/29/49
	coupon, maturity,
	subordination,
	common stock, etc.)
(3)	Date of Purchase	01/14/08	02/07/08	09/20/07	N/A
(4)	Unit Price		99.54		99.051		100.00		N/A
(5)	Current Yield		5.985		6.33		7.22		N/A
(6)	Yield to Maturity	5.992		6.32		7.20		N/A
(7)	Principal Amount of
	Total Offering		$597,240,000	$1,718,080,000	$1,250,000,000	N/A
(8)	Underwriting Spread	0.875%		0.875%		0.875%		N/A
(9)	Names of Underwriters	BNY Capital	Barclays 	Barclays
				Markets, Inc.	Capital,	Capital,
				Citi		Bear, Stearns	Citi,
				JP Morgan,	& Co. Inc.,	BNP Paribas,
				Lehman 		Citi,		Goldman Sachs,
				Brothers,	Mitsubishi	International,
				Wells Fargo	UFJ Securities	Banca Akros,
				Securities,	RBC Capital	Denske Bank,
				Wedbush		Markets,	ING Wholesale
				Morgan		Wachovia	Banking,
				Securities 	Securities,	UBS Investment
				Inc., Blaylock	JP Morgan	Bank, Wachovia
				Robert Van, LLC			Securities,
				Cabrera Capital			International
				Markets, LLC			Limited,
								Credit Suisse,
								Deutsche Bank,
								JP Morgan
(10)	Years of Continuous
	Operation		3 years +	3 years +	3 years +	N/A
(11)	Dollar Amount of
	Purchase		$3,060,855	$4,323,576	$2,400,000	N/A
(12)	% of Offering
	Purchased by Fund	0.51%		0.25%		0.19%		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	0%		1.20%		0.77		N/A
(14)	Sum of (12) and (13)	0.51%		1.45%		0.96%		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.09%		0.131%		0.115%		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from whom
	Purchased		Citigroup 	Citigroup	Barclays	N/A
				Global		Global		Capital Inc.
				Markets		Markets
(17)	Is Portfolio Manager
	a Manager or Co-Manager
	in Offering?		Manager		Manager		Co-Manager	N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 03/31/08

Eligibility (check one):	     registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			  X  Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: 	April 30, 2008			Signed:	/s/Madalina Bal
					Name:	Madalina Bal
					Title:  Regulatory Reporting Manager





PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 03/31/08


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Verizon		Southern	Barclays Bank 	N/A
				Communications	California
				Inc.		Edison Company
(2)	Description of 		VZ 6.4%		EIX 5.95%	BACR 7.434%	N/A
	Security (name, 	2/15/38		2/1/38		9/29/49 144A
	coupon, maturity, 	cUSIP: 		CUSIP:		CUSIP:
	subordination, common 	92343VAK	842400FH	06739GAD
	stock, etc.)

(3)	Date of Purchase	02/07/08	01/14/08	09/20/07	N/A
(4)	Unit Price		99.051		99.54		100		N/A
(5)	Current Yield		6.33		5.98		7.20		N/A
(6)	Yield to Maturity	6.32		5.99		7.20		N/A
(7)	Principal Amount of
	Total Offering		$1,718,080,000	$597,240,000	$1,250,000,000	N/A
(8)	Underwriting Spread	0.875%		0.875%		0.875%		N/A
(9)	Names of Underwriters 	Barclays	BNY Capital	Barclays 	N/A
	(prospectus may be 	Capital,	Markets, Inc.,	Capital,
	attached)		Bear, Stearns	Citi, 		Citi,
				& Co. Inc.,	JP Morgan,	Morgan Stanley,
				Citi,		Lehman 		BNP Paribas,
				Mitsubishi UFJ	Brothers,	Goldman Sachs
				Securities,	Wells Fargo	International
				RBC Capital	Securities,	Banca Akros,
				Markets,	Wedbush Morgan	Denske Bank,
				Wachovia	Securities 	ING Wholesale
				Securities,	Inc., Blaylock	Banking,
				JP Morgan	Robert Van,	UBS Investment
						LLC, Cabrera	Bank, Wachovia
						Capital		Securities,
						Markets, LLC	International
								Limited,
								Credit Suisse,
								Deutsche Bank,
								JP Morgan
(10)	Years of Continuous
	Operation		3 years +	3 years +	3 years +	N/A
(11)	Dollar Amount of
	Purchase		$4,323,576	$3,060,855	$2,400,000	N/A
(12)	% of Offering Purchased
	by Fund			0.25%		0.51%		0.19%		N/A
(13)	% of Offering Purchased
	by Associated Accounts	1.20%		0%		0.19%		N/A
(14)	Sum of (12) and (13)	1.45%		0.51%		3.20%		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.13%		0.09%		0.115%		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased		Citigroup	Citigroup	Barclays	N/A
				Global		Global		Capital Inc.
				Markets		Markets
(17)	Is Portfolio Manager
	a Manager or Co-Manager
	in Offering?		Manager		Manager		Co-Manager	N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 3/31/08


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: 04/30/2008			Signed:	/s/ MADALINA BAL
					Name:	Madalina Bal
 					Title:  Regulatory Reporting Manager



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 03/31/08


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Proctor &	American 	General		N/A
				Gamble		Express Credit	Electric
				International	Account Master	Corporation
				Funding SCA	Trust 2007-4
				Group LLC
(2)	Description of 		PG FRN 8/19/08	AMXCA 2007-4	GEF 5.41%	N/A
	Security (name, coupon, Cusip:		Class A 5.31%	10/26/09
	maturity,		742732AB	12/17/12
	subordination, common 			Cusip:
	stock, etc.)				02582JER
(3)	Date of Purchase	02/12/08	5/10/07		10/23/06	N/A
(4)	Unit Price		100		100		100		N/A
(5)	Current Yield		3.29		5.64		5.36		N/A
(6)	Yield to Maturity	3.32		5.64		5.36		N/A
(7)	Principal Amount of
	Total Offering		$1,500,000,000	$704,000,000	$1,250,000,000	N/A
(8)	Underwriting Spread	0.13%		0.18%		0.15%		N/A
(9)	Names of Underwriters 	Citi,		Citi,		JP Morgan	N/A
	(prospectus may be 	ABN AMRO	ABN AMRO	Securities Inc.,
	attached)		Incorporated,	Incorporated,	Lehman Brothers
				Deutsche Bank	Bank of 	Inc., Blaylock
				Securities,	America 	& Company, Inc.,
				HSBC,		Securities LLC,	Samuel A. Ramirez
				Goldman Sachs 	CastleOak	& Company, Inc.,
				& Co.,		L.P.,		Utendahl Capital
				Merrill		JP Morgan,	Group, LLC,
				Lynch & Co.	Williams 	The Williams
				Morgan Stanley	Capital Group	Capital Group
				JP Morgan	L.P., RBS	L.P.
						Greenwich
						Capital
(10)	Years of Continuous
	Operation		3 years +	3 years +	3 years +	N/A
(11)	Dollar Amount of
	Purchase		$6,000,000	$11,000,000	$1,500,000	N/A
(12)	% of Offering Purchased
	by Fund			0.40%		1.56%		0.12%		N/A
(13)	% of Offering Purchased
	by Associated Accounts	0.57%		1.37%		0.65%		N/A
(14)	Sum of (12) and (13)	0.97%		2.93%		0.77%		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.29%		0.53%		0.05%		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased		Merrill Lynch	Citigroup 	Lehman		N/A
						Global Markets	Brothers
(17)	Is Portfolio Manager a
	Manager or Co-Manager
	in Offering?		Co-Manager	Manager		Manager		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 03/31/08


Eligibility (check one):	     registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			  X  Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 1-3 Procedures.


Date: 04/30/08			Signed:	/s/ MADALINA BAL
				Name:	Madalina Bal
				Title:  Regulatory Reporting Manager




PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 03/31/08


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Caterpillar	Goldman Sachs	MidAmerican	N/A
				Financial	Group Inc.	Energy
				Services			Holdings Company
				Corporation
(2)	Description of 		CAT 5.45% 	GS 5.625%	BFK 6.50% 	N/A
	Security (name,		4/15/18		1/15/17		9/15/37
	coupon, maturity,	Cusip:		Cusip:		Cusip:
	subordination, common	14912L3U	38141GEU	59562VAQ
	stock, etc.)
(3)	Date of Purchase	3/19/08		1/3/07		8/23/07		N/A
(4)	Unit Price		99.751		99.931		99.147		N/A
(5)	Current Yield		5.43%		5.64%		6.17%		N/A
(6)	Yield to Maturity	5.42%		5.66%		6.11%		N/A
(7)	Principal Amount of
	Total Offering		$750,000,000	$2,248,447,500	$991,470,000	N/A
(8)	Underwriting Spread	0.475%		0.45%		0.55%		N/A

(9)	Names of Underwriters 	JP Morgan	Blayloc &	See prospectus 	N/A
	(prospectus may be 	Securities 	Company,	from previous
	attached)	 	Inc., Barclays	BNY Capital	quarter
				Capital Inc.,	Markets,
				Citigroup	Inc., Commerzbank
				Global Markets	Corporates &
				Inc., Merrill	Markets,
				Lynch, Pierce	FTN Financial
				Fenner & Smith,	Securities Corp.,
				TD Securities	HVB Capital
				(USA) LLC	Markets,
						Mellon Financial
						Markets, LLC, Sun
						Trust Robinson
						Humphrey, The
						Williams Capital
						Group, L.P.,
						BN Paribas,
						Citigroup, Daiwa
						Securities SMBC
						Europe, HSBC, JP
						Morgan, Morgan
						Keegan & Company, Inc.,
						Wells Fargo
						Securities
(10)	Years of Continuous
	Operation		3 years +	3 years +	3 years +	N/A
(11)	Dollar Amount of
	Purchase		$4,304,256	$1,164,196	$2,379,528	N/A
(12)	% of Offering Purchased
	by Fund			0.26%		0.05%		0.24%		N/A
(13)	% of Offering Purchased
	by Associated Accounts	1.23%		2.82%		1.51%		N/A
(14)	Sum of (12) and (13)	1.49%		2.87%		1.75%		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.13%		0.056%		0.19%		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased		Barclays 	Goldman Sachs	Lehman Brothers	N/A
				Capital Inc.	& Co.		Inc.
(17)	Is Portfolio Manager a 	Manager	Co-Manager		Co-Manager	N/A
	Manager or Co-Manager
	in Offering?


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 03/31/08


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.



Date: April 30, 2008			Signed:	/s/: MADALINA BAL
					Name:	Madalina Bal
					Title:  Regulatory Reporting Manager




PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 03/31/08


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          CSX Corporation	Southern	Verizon		N/A
						California	Communications
						Edison Company	Inc.
(2)	Description of Security CSX 7.45%	EIX 5.95%	VZ 6.4%		N/A
	(name, coupon, 		4/1/38		2/1/38		2/15/38
	maturity,		Cusip: 		Cusip:		Cusip:
	subordination, common 	126408GP	842400FH	92343VAK
	stock, etc.)
(3)	Date of Purchase	3/24/08		01/14/08	02/07/08	N/A
(4)	Unit Price		99.927		99.54		99.051		N/A
(5)	Current Yield		7.16		5.98		6.33		N/A
(6)	Yield to Maturity	7.12		5.99		6.32		N/A
(7)	Principal Amount of
	Total Offering		$399,708,000	$597,240,000	$1,718,080,000	N/A
(8)	Underwriting Spread	0.875%		0.875%		0.875%		N/A
(9)	Names of Underwriters 	Barclays 	BNY Capital	Barclays	N/A
	(prospectus may be 	Capital,	Markets, Inc.,	Capital, Bear,
	attached)	 	Citi, Morgan	Citi, JP	Stearns &
				Stanley, 	Morgan,		Co. Inc.,
				Credit Suisse,	Lehman 		Citi, Mitsubishi
				UBS		Brothers,	UFJ Securities
				Investment 	Wells Fargo	RBC Capital
				Bank, Deutsche	Securities,	Markets
				Bank Securities	Wedbush 	Wachovia Securities
				JP Morgan,	Morgan		JP Morgan
				Mizuho		Securities, Inc.
				Securities USA	Blaylock Robert
				Inc., Scotia	Van, LLC, Cabrera
				Capital		Capital Markets,
				Mitsubishi UFJ	LLC
				Securities
(10)	Years of Continuous
	Operation		3 years +	3 years +	3 years +	N/A
(11)	Dollar Amount of
	Purchase		$3,317,576	$3,060,855	$4,323,565	N/A
(12)	% of Offering Purchased
	by Fund			0.84%		0.51%		0.25%		N/A
(13)	% of Offering Purchased
	by Associated Accounts	0.77%		0%		1.20%		N/A
(14)	Sum of (12) and (13)	1.60%		0.51%		1.45%		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.16%		0.09%		0.13%		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from whom
	Purchased		Citigroup	Citigroup	Citigroup 	N/A
				Global		Global		Global
				Markets		Markets		Markets
(17)	Is Portfolio Manager a
	Manager or Co-Manager
	in Offering?		Co-Manager	Manager		Manager		N/A



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 03/31/08


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.



Date: April 30, 2008			Signed:	/s/: MADALINA BAL
					Name:	Madalina Bal
					Title:  Regulatory Reporting Manager






PACIFIC SELECT FUND - Mid Cap Growth Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/08


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Intrepid	Century		USEC		N/A
				Potash, Inc.	Aluminum
(2)	Description of 		Common Stock	Common Stock	Common Stock	N/A
	Security
	(name, coupon,
	maturity, subordination,
	common stock, etc.)
(3)	Date of Purchase	4/21/08		N/A		N/A		N/A
(4)	Unit Price		$32.00		$52.50		$9.76		N/A
(5)	Current Yield		N/A		N/A		N/A		N/A
(6)	Yield to Maturity	N/A		N/A		N/A		N/A
(7)	Principal Amount of 	$960,000,000	$380,625,000	195,200,000	N/A
	Total Offering
(8)	Underwriting Spread	$1.92		$2.5725		$0.4392		N/A
				(6.00%)		(4.90%)		(4.50%)
(9)	Names of Underwriters 	Goldman, 	Credit Suisse,	Goldman, Sachs	N/A
	(prospectus may be 	Sachs & Co.,	Morgan Stanley,	& Co., Merrill
	attached)		Merrill Lynch	Kaupthing	Lynch & Co.,
				& Co., 		Bank hf.,	Wachovia
				Morgan 		Kaupthing	Securities,
				Stanley, RBC	Securities, 	Jefferies &
				Capital 	Inc., 		Company,
				Markets, BMO	Landsbanki	Natixis
				Capital Markets	Islands hf.	Bleichroeder Inc.
(10)	Years of Continuous	3 years +	3 years +	3 years +	N/A		N/A		N/A
	Operation
(11)	Dollar Amount of 	$1,142,304	N/A		N/A		N/A
	Purchase
(12)	% of Offering 		0.11901%	N/A		N/A		N/A
	Purchased by Fund
(13)	% of Offering		0.7769%		N/A		N/A		N/A
	Purchased by
	Associated Accounts
(14)	Sum of (12) and (13)	0.8959%		N/A		N/A		N/A
(15)	% of Fund Assets 	0.09%		N/A		N/A		N/A
	Applied to Purchase	Goldman, Sachs	N/A		N/A		N/A
(16)	Name(s) of 		& Co.
	Underwriter(s)
	or Dealer(s) from whom
	Purchased
(17)	Is Portfolio Manager 	Yes		N/A		N/A		N/A
	a Manager or Co-Manager
	in Offering?


PACIFIC SELECT FUND - Mid-Cap Growth Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/08


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.




Date: 7/2/08			Signed:	/s/: DENNIS LYNCH
					Name:	Dennis Lynch
					Title:  Fund Manager











PACIFIC SELECT FUND- Diversified Bond Fund
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/2008

						        Comparable Securities
		 			 Securities
					 Purchased		(1)			(2)			(3)
(1)	Name of Issuer			 Monsanto 		Verizon 		Southern
					 Company		Communications	  	California Edison
(2)	Description of Security		 MON 5.875% 4/15/38	VZ 6.4% 2/15/38	 	EIX 5.95% 2/1/38
	(name, coupon, maturity,	 Cusip: 61166WAG	Cusip: 92343VAK	 	Cusip: 842400FH
	subordination, common
	stock, etc.)
(3)	Date of Purchase		04/10/08		2/7/08			01/14/08
(4)	Unit Price			98.53			99.051			99.54
(5)	Current Yield			5.794			6.33			5.98
(6)	Yield to Maturity		5.776			6.32			5.99
(7)	Principal Amount of
	Total Offering			$250,000,000		$1,750,000,000		$600,000,000
(8)	Underwriting Spread		0.875%			0.875%			0.875%


PACIFIC SELECT FUND- Diversified Bond Fund
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/2008

								Comparable Securities
				Securities Purchased		(1)			(2)			(3)
(9)	Names of Underwriters 	Citi				Blaylock Robert Van, 	BNY Capital Markets,
	(prospectus may be 	Goldman, Sachs & Co.		LLC			Inc.
	attached)		J.P. Morgan			Guzman & Company	Wedbush Morgan
				RBS Greenwich Capital		Loop Capital Markets 	Securities Inc.
				Merrill Lynch & Co.		LLC 			Blaylock Robert Van,
				Banc of America Securities	Sieber Capital Markets	LLC
				LLC				Ramirez & Co., Inc.	Citi
				Calyon				The Williams Capital 	J.P. Morgan
				BNY Capital Markets, Inc.	Group, L.P.		Lehman Brothers
				SOCIETE GENERALE					Wells Fargo Securities
				HVB Capital Markets					Cabrera Capital Markets,
				Barclays Capital					LLC
				Fifth Third Securities,
				Inc.
				Lazard Capital Markets
				KBC Financial Products
				Santander Investment
				The Williams Capital
				Group, L.P.
				Rabo Securities USA, Inc.
(10)	Years of Continuous 	3 years +			3 years +		3 years +
	Operation
(11)	Dollar Amount of 	$2,010,012			$4,323,576		$3,060,855
	Purchase
(12)	% of Offering 		0.81 %				0.25%			0.51%
	Purchased by Fund
(13)	% of Offering Purchased 0.51%				1.21%			0%
	by Associated Accounts
(14)	Sum of (12) and (13)	1.32 %				1.46%			0.51%
(15)	% of Fund Assets 	0.10%				0.22%			0.15%
	Applied to Purchase
(16)	Name(s) of 		Citigroup Global Markets	Citigroup Global 	Citigroup Global Markets
	Underwriter(s) or 					Markets
	Dealer(s) from whom
	Purchased
(17)	Is Portfolio Manager 	Manager				Manager			Manager
	a Manager or Co-Manager
	in Offering?





PACIFIC SELECT FUND- Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/08

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: July 22, 2008				Signed:	/s/ MADALINA DUTA
						Name:	Madalina Duta
						Title:     Regulatory Reporting Manager






PACIFIC SELECT FUND- Diversified Bond Fund
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/2008

						        Comparable Securities
		 			 Securities
					 Purchased		(1)			(2)			(3)
(1)	Name of Issuer                   XTO Energy Inc		Southern California 	Verizon Communications
								Edison
(2)	Description of Security 	 XTO 6.375% 6/15/38	EIX 5.95% 2/1/38	VZ 6.4% 2/15/38
	(name, coupon, maturity, 	 Cusip: 98385XAQ	Cusip: 842400FH		Cusip: 92343VAK
	subordination, common
	stock, etc.)
(3)	Date of Purchase		4/15/08			01/14/08		2/7/08
(4)	Unit Price			99.864			99.54			99.051
(5)	Current Yield			6.502			5.98			6.33
(6)	Yield to Maturity		6.524			5.99			6.32
(7)	Principal Amount of Total 	$800,000,000		$600,000,000		$1,750,000,000
	Offering
(8)	Underwriting Spread		0.875%			0.875%			0.875%


PACIFIC SELECT FUND- Diversified Bond Fund
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/2008
Comparable Securities
					Securities Purchased	(1)			(2)			(3)

(9)	Names of Underwriters 		Lehman Brothers Inc.	BNY Capital Markets, 	Blaylock Robert Van,
	(prospectus may be 		Citigroup Global 	Inc.			LLC
	attached)			Markets Inc.		Wedbush Morgan 		Guzman & Company
					Merrill Lynch, Pierce, 	Securities Inc.		Loop Capital Markets
					Fenner & Smith 		Blaylock Robert Van, 	LLC
					Incorporated		LLC			Sieber Capital Markets
					Banc of America 	Citi			Ramirez & Co., Inc.
					Securities LLC		J.P. Morgan		The Williams Capital
					Barclays Capital Inc.	Lehman Brothers		Group, L.P.
					BNP Paribas Securities 	Wells Fargo Securities
					(USA) LLC		Cabrera Capital Markets,
					Deutsche Bank 		LLC
					Securities Inc.
					Goldman Sachs & Co.
					Jefferies & Company,
					Inc.
					J.P. Morgan Securities
					Inc.
					Morgan Stanley & Co.
					Incorporated
					Greenwich Capital
					Markets, Inc.
					SunTrust Robinson
					Humphrey, Inc.
					UBS Securities LLC
					Wachovia Capital
					Markets, LLC
					BBVA Securities, Inc.
					BMO Capital Markets
					Corp.
					BNY Capital Markets,
					Inc.
					Comerica Securities,
					Inc
					Fortis Securities LLC
					Lazard Capital Markets
					LLC
					Natixis Bleichroeder
					Inc.
					Piper Jaffray & Co.
					Wells Fargo Securities,
					LLC
(10)	Years of Continuous Operation	3 years +		3 years +			3 years +
(11)	Dollar Amount of Purchase	$3,155,702		$3,060,855			$4,323,576
(12)	% of Offering Purchased by Fund	0.39%			0.51%				0.25%
(13)	% of Offering Purchased by 	0.63%			0%				1.21%
	Associated Accounts
(14)	Sum of (12) and (13)		1.02%			0.51%				1.46%
(15)	% of Fund Assets Applied to 	0.20%			0.15%				0.22%
	Purchase
(16)	Name(s) of Underwriter(s) or 	Lehman Brothers Inc	Citigroup Global Markets	Citigroup Global
	Dealer(s) from whom Purchased								Markets
(17)	Is Portfolio Manager a Manager 	Co-Manager		Manager				Manager
	or Co-Manager in Offering?


PACIFIC SELECT FUND- Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/08

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: July 22, 2008				Signed:	/s/ MADALINA DUTA
						Name:	Madalina Duta
						Title:     Regulatory Reporting Manager




PACIFIC SELECT FUND- Diversified Bond Fund
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/2008


						        Comparable Securities
		 			 Securities
					 Purchased		(1)			(2)			(3)
(1)	Name of Issuer                   Principal Life 	Kraft Foods Inc.	Residential Capital,
					 Financial Income Fund				LLC
(2)	Description of Security          PFG 5.30% 4/24/13	KFT 6.00%		RESCAP FRN 6/9/08
	(name, coupon, maturity, 	 Cusip: 74254PYE	2/11/2013
	subordination, common stock, 				Cusip: 50075NAQ
	etc.)
(3)	Date of Purchase		4/17/08			8/8/07			12/04/06
(4)	Unit Price			99.818			99.701			100
(5)	Current Yield			5.190			5.791			5.85
(6)	Yield to Maturity		4.808			5.208			5.85
(7)	Principal Amount of 		$600,000,000		$750,000,000		$1,250,000,000
	Total Offering
(8)	Underwriting Spread		0.30%			0.35%			0.35%



PACIFIC SELECT FUND- Diversified Bond Fund
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/2008



						        Comparable Securities
		 			 Securities
					 Purchased		(1)			(2)			(3)
(9 )	Names of Underwriters 		 Banc of America 	Citi
	(prospectus may be attached)	 Securities LLC		Deutsche Bank 		Bear, Stearns & Co.
					 Deutsche Bank 		Securities Inc. 	Inc.
					 Securities Inc.     	Goldman, Sachs & Co.	BNP PARIBAS
					 J.P. Morgan Securities J.P. Morgan 		Lehman Brothers
					 Inc.	              	ABN AMRO 		Banc of America
								Incorporated   		Securities LLC
								BNP PARIBAS           	Barclays Capital
								Dresdner Kleinwort    	Citigroup
								Lehman Brothers    	RBS Greenwich Capital
								Santander
								Wachovia Securities
(10)	Years of Continuous Operation	3 years +		3 years +		3 years +
(11)	Dollar Amount of Purchase	$4,796,255		$5,353,974		$1,575,000
(12)	% of Offering Purchased by Fund	0.80%			0.72%			0.13%
(13)	% of Offering Purchased by 	0.73%			5.76%			6.78%
	Associated Accounts
(14)	Sum of (12) and (13)		1.53%			6.48%			6.91%
(15)	% of Fund Assets Applied 	0.24%			0.27%			0.08%
	to Purchase
(16)	Name(s) of Underwriter(s) or 	BancAmerica Securities	Goldman Sachs & Co.	Lehman Government
	Dealer(s) from whom Purchased							Securities
(17)	Is Portfolio Manager a Manager 	Manager			Manager			Co-Manager
 	or Co-Manager in Offering?

PACIFIC SELECT FUND- Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/08

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: July 22, 2008				Signed:	/s/ MADALINA DUTA
						Name:	Madalina Duta
						Title:     Regulatory Reporting Manager




PACIFIC SELECT FUND- Diversified Bond Fund
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/2008


						        Comparable Securities
		 			 Securities
					 Purchased		(1)			(2)			(3)
(1)	Name of Issuer                   Dr Pepper Snapple 	McDonalds Corporation	Standard Charter PLC
					 Group Inc.
(2)	Description of Security          DPS 6.82% 5/1/18	MCD 6.30% 10/15/37	STANLN 6.409% 1/30/17
	(name, coupon, maturity, 	 Cusip: 26138EAC	Cusip: 58013MEC		144A
	subordination, common stock,
	etc.)
(3)	Date of Purchase		 4/25/08		10/15/07		12/01/06
(4)	Unit Price			 99.985			99.760			100
(5)	Current Yield			 6.593			5.991			6.582
(6)	Yield to Maturity		 6.347			5.928			6.582
(7)	Principal Amount of 		 $1,200,000,000		$850,000,000		$750,000,000
	Total Offering
(8)	Underwriting Spread		 0.65%			0.75%			0.75%


PACIFIC SELECT FUND- Diversified Bond Fund
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/2008

						        Comparable Securities
		 			 Securities
					 Purchased		(1)			(2)			(3)

(9)	Names of Underwriters 	         Registration Rights  	Citigroup Global 	J.P. Morgan
	(prospectus may be attached)	 Agreement, dated 	Markets Inc.		Merrill Lynch
					 April 30, 2008, among 	Morgan Stanley 		Standard Charter Bank
					 Dr Papper Snapple  	Incorporated		Goldman Sachs & Co
					 Group, Inc., J.P.  				Morgan Stanley
					 Morgan Securities  				UBS Investment Bank
 					 Inc., Banc of
					 America Securities
					 LLC, Goldman, Sachs
					 & Co., Morgan Stanley
					 & Co. Incorporated,
					 UBS Securities LLC,
					 BNP Paribas Securities
					 Corp., Mitsubishi UFJ
					 Securities
					 International plc,
					 Scotia Capital (USA)
					 Inc., SunTrust
					 Robinson Humphrey,
					 Inc., Wachovia Capital
					 Markets, LLC and TD
					 Securities (USA) LLC
(10)	Years of Continuous Operation	3 years +		3 years +		3 years +
(11)	Dollar Amount of Purchase	$4,844,273		$1,491,412		$1,900,000
(12)	% of Offering Purchased by Fund	0.40%			0.18%			0.25%
(13)	% of Offering Purchased by 	1.17%			0.97%			3.93%
	Associated Accounts
(14)	Sum of (12) and (13)		1.57%			1.15%			4.18%
(15)	% of Fund Assets Applied to 	0.24%			0.08%			0.10%
	Purchase
(16)	Name(s) of Underwriter(s) or 	BancAmerica Securities.	Citigroup Global 	Merrill Lynch & Co.
	Dealer(s) from whom Purchased				Markets
(17)	Is Portfolio Manager a Manager 	Manager			Co-Manager		Manager
	or Co-Manager in Offering?


PACIFIC SELECT FUND- Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/08

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: July 22, 2008				Signed:	/s/ MADALINA DUTA
						Name:	Madalina Duta
						Title:  Regulatory Reporting Manager




PACIFIC SELECT FUND- Diversified Bond Fund
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/2008


						        Comparable Securities
		 			 Securities
					 Purchased		(1)			(2)			(3)
(1)	Name of Issuer                   GlaxoSmithKline	Southern California 	Verizon Communications
								Edison
(2)	Description of Security 	 GSK 6.375% 5/15/2038	EIX 5.95% 2/1/38	VZ 6.4% 2/15/38
	(name, coupon, maturity, 	 Cusip: 377372AE	Cusip: 842400FH		Cusip: 92343VAK
	subordination, common stock,
	etc.)
(3)	Date of Purchase		 05/06/08		01/14/08		2/7/08
(4)	Unit Price			 99.694			99.54			99.051
(5)	Current Yield			 6.459			5.98			6.33
(6)	Yield to Maturity		 6.473			5.99			6.32
(7)	Principal Amount of 	         $2,750,000,000		$600,000,000		$1,750,000,000
	Total Offering
(8)	Underwriting Spread		 0.875%			0.875%			0.875%


PACIFIC SELECT FUND- Diversified Bond Fund
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/2008


						        Comparable Securities
		 			 Securities
					 Purchased		(1)			(2)			(3)
(9)	Names of Underwriters 	         Citi 			BNY Capital Markets,	Blaylock Robert Van,
	(prospectus may be attached)	 HSBC			Inc			LLC
					 ABN AMRO Inc.		Wedbush Morgan 		Guzman & Company
					 Deutsche Bank 		Securities Inc.		Loop Capital Markets
					 Securities		Blaylock Robert Van, 	LLC
					 Credit Suisse		LLC			Sieber Capital Markets
					 J.P. Morgan		Citi			Ramirez & Co., Inc.
					 Lehman Brothers	J.P. Morgan		The Williams Capital
					 RBS Greenwich 		Lehman Brothers		Group, L.P.
					 Capital		Wells Fargo Securities
					 Mizuho International 	Cabrera Capital
					 plc	 		Markets, LLC
(10)	Years of Continuous Operation	 3 years +		3 years +		3 years +
(11)	Dollar Amount of Purchase	 $3,444,428		$3,060,855		$4,323,576

(12)	% of Offering Purchased by Fund	 0.13%			0.51%			0.25%
(13)	% of Offering Purchased by 	 1.30%			0%			1.21%
	Associated Accounts
(14)	Sum of (12) and (13)		 1.43%			0.51%			1.46%
(15)	% of Fund Assets Applied to 	 0.17%			0.15%			0.23%
	Purchase
(16)	Name(s) of Underwriter(s) 	 Citigroup Global  	Citigroup Global 	Citigroup Global Markets
	or Dealer(s) from whom 		 Markets, Inc.		Markets
	Purchased
(17)	Is Portfolio Manager a Manager 	 Manager		Manager			Manager
	or Co-Manager in Offering?



PACIFIC SELECT FUND- Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/08

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: July 22, 2008				Signed:	/s/ MADALINA DUTA
						Name:	Madalina Duta
						Title:     Regulatory Reporting Manager


PACIFIC SELECT FUND- Diversified Bond Fund
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/2008


						        Comparable Securities
		 			 Securities
					 Purchased		(1)			(2)			(3)
(1)	Name of Issuer                   Israel Electric	Principal Life 		Kraft Foods Inc.
								Financial Income Fund
(2)	Description of Security 	 7.25% January 2019	PFG 5.30% 4/24/13 	KFT 6.00%
	(name, coupon, maturity, 	 144a			Cusip: 74254PYE		2/11/13
	subordination, common stock, 	 Cusip: 46507MAA				Cusip: 50075NAQ
	etc.)
(3)	Date of Purchase		 05/01/08		4/17/08			8/8/07
(4)	Unit Price			 99.831			99.818			99.701
(5)	Current Yield			 7.134			5.190			5.791
(6)	Yield to Maturity		 7.030			4.808			5.208
(7)	Principal Amount of Total        $1,000,000,000	      	$600,000,000		$750,000,000
	Offering
(8)	Underwriting Spread		 0.30%			0.30%			0.35%


PACIFIC SELECT FUND- Diversified Bond Fund
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/2008


						        Comparable Securities
		 			 Securities
					 Purchased		(1)			(2)			(3)
(9)	Names of Underwriters 		 Citi     		Banc of America 	Citi
	(prospectus may be attached)	 Credit Suisse		Securities LLC		Deutsche Bank Securities
					 Merrill Lynch 		Deutsche Bank  		Inc.
					 International		Securities Inc.		Goldman, Sachs & Co.
					 J.P. Morgan            J.P. Morgan Securities 	J.P. Morgan
					 DEXIA Capital Markets	Inc. 			ABN AMRO Incorporated
					 Morgan Stanley					BNP PARIBAS
					 Merrill Lynch & Co.				Dresdner Kleinwort
					 Lehman Brothers    				Lehman Brothers
					 UBS Investment Bank                        	Santander
											Wachovia Securities
(10)	Years of Continuous Operation	 3 years +		3 years +		3 years +
(11)	Dollar Amount of Purchase	 $1,806,941		$4,796,255		$5,353,974
12)	% of Offering Purchased by Fund	 0.18%			0.80%			0.72%
(13)	% of Offering Purchased by 	 2.82%			0.73%			5.76%
	Associated Accounts
(14)	Sum of (12) and (13)		 3.00%			1.53%			6.48%
(15)	% of Fund Assets Applied  	 0.09%			0.24%			0.27%
	to Purchase
(16)	Name(s) of Underwriter(s) or 	 Lehman Brothers, Inc.	BancAmerica Securities	Goldman Sachs & Co.
	Dealer(s) from whom Purchased
(17)	Is Portfolio Manager a Manager 	 Manager		Manager			Manager
	or Co-Manager in Offering?


PACIFIC SELECT FUND- Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/08

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: July 22, 2008				Signed:	/s/ MADALINA DUTA
						Name:	Madalina Duta
						Title:     Regulatory Reporting Manager


PACIFIC SELECT FUND- Diversified Bond Fund
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/2008


						        Comparable Securities
		 			Securities
					Purchased		(1)			(2)			(3)
(1)	Name of Issuer                  Wells Fargo Capital 	Goldman Sachs Capital 	Nationwide Financial
					XIII			II			Services, Inc.
(2)	Description of Security 	WFC FRN 3/26/13		GS 5.793%		NFS 6.75%
	(name, coupon, maturity, 	Cusip: 94986EAA		12/29/49		5/15/37
	subordination, common stock, 				Cusip: 381427AA		Cusip: 638612AJ
	etc.)
(3)	Date of Purchase		05/12/08		5/8/07			5/14/07
(4)	Unit Price			1000			1000			99.848
(5)	Current Yield			7.17			6.584			7.636
(6)	Yield to Maturity		7.14			6.692			7.753
(7)	Principal Amount of Total Offering	$2,500,000,000	$1,750,000,000	$4000,000,000
(8)	Underwriting Spread	12.50
(1.20%)	15.00
(1.50%)	1.00%


PACIFIC SELECT FUND- Diversified Bond Fund
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/2008


						        Comparable Securities
		 			Securities
					Purchased		(1)			(2)			(3)
(9)	Names of Underwriters 		J.P. Morgan Securities	BNP PARIBAS		Merrill Lynch
	(prospectus may be attached)	UBS Securities LLC	CastleOak Securities, 	Citigroup
					Merrill Lynch, Pierce, 	L.P. 			J.P. Morgan
					Fenner & Smith 		Daiwa Securities SMBC 	Lehman Brothers
					Incorporated		Europe			Wachovia Securities
					Morgan Stanley & Co. 	J.P. Morgan		UBS Investment Bank
					Incorporated		Santander Investment
					Wells Fargo Brokerage 	UTENDAHL CAPITAL
					Services, LLC	 	PARTNERS, L.P.
								Wells Fargo Securities
								BNY Capital Markets,
								Inc.
								Citi
								Guzman & Company
								HSBC
								HVB Capital Markets
								Ramirez & Co., Inc.
								SunTrust Robinson
								Humphrey
								Wachovia Securities
(10)	Years of Continuous Operation	3 years +		3 years +		3 years +
(11)	Dollar Amount of Purchase	$5,385,000		$3,875,000		$1,397,872
(12)	% of Offering Purchased by Fund	0.22%			0.22%			0.35%
(13)	% of Offering Purchased by 	0.70%			16.74%			1.24%
	Associated Accounts
(14)	Sum of (12) and (13)		0.92%			16.96%			1.59%
(15)	% of Fund Assets Applied 	0.27%			0.20%			0.07%
	to Purchase
(16)	Name(s) of Underwriter(s) or 	Morgan Stanley Dean 	Goldman Sachs & Co.	Morgan Stanley & Co.
	Dealer(s) from whom Purchased	Witter
(17)	Is Portfolio Manager a Manager 	Manager			Co-Manager		Co-Manager
	or Co-Manager in Offering?


PACIFIC SELECT FUND- Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/08

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: July 22, 2008				Signed:	/s/ MADALINA DUTA
						Name:	Madalina Duta
						Title:  Regulatory Reporting Manager


PACIFIC SELECT FUND- Diversified Bond Fund
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/2008


						        Comparable Securities
		 			Securities
					Purchased		(1)			(2)			(3)
(1)	Name of Issuer			American International 	Wells Fargo Capital X	American Express
					Group						Company
(2)	Description of Security 	AIG FRN 5/22/38 144a	WFC 5.95% 12/15/36	AXP 6.80% 9/1/66
	(name, coupon, maturity, 	Cusip: 026874BR
	subordination, common stock,
	etc.)
(3)	Date of Purchase		05/13/08		11/27/06		7/27/06
(4)	Unit Price			100			994.57			99.706
(5)	Current Yield			8.39			6.034			6.875
(6)	Yield to Maturity		8.39			6.034			6.994
(7)	Principal Amount of 		$400,000,000		$750,000,000		$750,000,000
	Total Offering
(8)	Underwriting Spread		1.00%			$10.00			1.00%
								(1.00%)


PACIFIC SELECT FUND- Diversified Bond Fund
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/2008


						        Comparable Securities
		 			Securities
					Purchased		(1)			(2)			(3)
(9)	Names of Underwriters		Citigroup Global 	J.P. Morgan 		Citigroup
	(prospectus may be attached)	Markets, Inc.		Goldman, Sachs & Co.	Credit Suisse
					J.P. Morgan Securities 	Wells Fargo o		J.P. Morgan
					Inc.			Institutional Brokerage	Deutsche Bank
					Banc of America 	and Sales		Goldman, Sachs & Co.
					SecuritiesLLC					Wachovia Securities
					Barclays Capital Inc.
					Lehman Brothers Inc.
(10)	Years of Continuous Operation	3 years +		3 years +		3 years +
(11)	Dollar Amount of Purchase	$3,635,000		$1,397,872		$949,814
12)	% of Offering Purchased by Fund	0.91%			0.19%			0.13%
(13)	% of Offering Purchased by 	5.89%			1.40%			2.21%
	Associated Accounts
(14)	Sum of (12) and (13)		6.80%			1.59%			2.34%
(15)	% of Fund Assets Applied 	0.18%			0.07%			0.05%
	to Purchase
(16)	Name(s) of Underwriter(s) 	Citigroup Global 	Morgan Stanley & Co.	Goldman Sachs & Co.
	or Dealer(s) from whom 		Markets
	Purchased
(17)	Is Portfolio Manager a Manager 	Manager			Co-Manager		Manager
	or Co-Manager in Offering?


PACIFIC SELECT FUND- Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/08

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: July 22, 2008				Signed:	/s/ MADALINA DUTA
						Name:	Madalina Duta
						Title:  Regulatory Reporting Manager


PACIFIC SELECT FUND- Diversified Bond Fund
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/2008


						        Comparable Securities
		 			Securities
					Purchased		(1)			(2)			(3)
(1)	Name of Issuer			Telecom Italia Capital 	Southern California 	Verizon Communications
								Edison
(2)	Description of Security 	TITIM 7.721% 6/4/38	EIX 5.95% 2/1/38	VZ 6.4% 2/15/38
	(name, coupon, maturity, 	Cusip: 87927VAV		Cusip: 842400FH		Cusip: 92343VAK
	subordination, common stock,
	etc.)
(3)	Date of Purchase	5/28/08	01/14/08	2/7/08
(4)	Unit Price	100.00	99.54	99.051
(5)	Current Yield	7.66	5.98	6.33
(6)	Yield to Maturity	7.66	5.99	6.32
(7)	Principal Amount of Total Offering	$1,000,000.000	$600,000,000	$1,750,000,000
(8)	Underwriting Spread	0.875%	0.875%	0.875%


PACIFIC SELECT FUND- Diversified Bond Fund
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/2008


						        Comparable Securities
		 			Securities
					Purchased		(1)			(2)			(3)
(9)	Names of Underwriters		Goldman, Sachs & Co.	BNY Capital Markets, 	Blaylock Robert Van,
	(prospectus may be attached)	Lehman Brothers		Inc.			LLC
					J.P. Morgan		Wedbush Morgan		Guzman & Company
					Merrill Lynch & Co.	Securities Inc.		Loop Capital Markets
								Blaylock Robert Van, 	LLC
								LLC			Sieber Capital Markets
								Citi			Ramirez & Co., Inc.
								J.P. Morgan		The Williams Capital
								Lehman Brothers		Group, L.P.
								Wells Fargo Securities
								Cabrera Capital
								Markets, LLC
(10)	Years of Continuous Operation	3 years +		3 years +		3 years +
(11)	Dollar Amount of Purchase	$1,325,000		$3,060,855		$4,323,576
(12)	% of Offering Purchased by Fund	0.13%			0.51%			0.25%
(13)	% of Offering Purchased by 	1.37%			0%			1.21%
	Associated Accounts
(14)	Sum of (12) and (13)		1.50%			0.51%			1.46%
(15)	% of Fund Assets Applied to 	0.07%			0.15%			0.22%
	Purchase
(16)	Name(s) of Underwriter(s) or 	Lehman Brothers, Inc.	Citigroup Global 	Citigroup Global Markets
	Dealer(s) from whom Purchased				Markets
(17)	Is Portfolio Manager a Manager 	Manager			Manager			Manager
	or Co-Manager in Offering?


PACIFIC SELECT FUND- Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/08

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: July 22, 2008				Signed:	/s/ MADALINA DUTA
						Name:	Madalina Duta
						Title:  Regulatory Reporting Manager


PACIFIC SELECT FUND- Diversified Bond Fund
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/2008


						        Comparable Securities
		 			Securities
					Purchased		(1)			(2)			(3)
(1)	Name of Issuer			Suncor Energy, Inc.	Southern California 	Verizon Communications
								Edison
(2)	Description of Security (name, 	SU 6.85% 6/1/39		EIX 5.95% 2/1/38	VZ 6.4% 2/15/38
	coupon, maturity, subordination,Cusip: 86722TAB 	Cusip: 842400FH		Cusip: 92343VAK
	common stock, etc.)
(3)	Date of Purchase		6/3/08			01/14/08		2/7/08
(4)	Unit Price			99.416			99.54			99.051
(5)	Current Yield			6.79			5.98			6.33
(6)	Yield to Maturity		6.79			5.99			6.32
(7)	Principal Amount of 		$750,000,000		$600,000,000		$1,750,000,000
	Total Offering
(8)	Underwriting Spread		0.875%			0.875%			0.875%


PACIFIC SELECT FUND- Diversified Bond Fund
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/2008


						        Comparable Securities
		 			Securities
					Purchased		(1)			(2)			(3)
(9)	Names of Underwriters 		Banc of America  	BNY Capital Markets, 	Blaylock Robert Van,
	(prospectus may be attached)	Securities LLC,		Inc.			LLC
					Morgan Stanley, 	Wedbush Morgan 		Guzman & Company
					BNP Paribas, 		Securities Inc.		Loop Capital Markets LLC
					RBC Capital Markets	Blaylock Robert Van, 	Sieber Capital Markets
								LLC			Ramirez & Co., Inc.
								Citi			The Williams Capital
								J.P. Morgan		Group, L.P.
								Lehman Brothers
								Wells Fargo Securities
								Cabrera Capital
								Markets, LLC
(10)	Years of Continuous Operation	3 years +		3 years +		3 years +
(11)	Dollar Amount of Purchase	$3,439,794		$3,060,855		$4,323,576
(12)	% of Offering Purchased by Fund	0.46%			0.51%			0.25%
(13)	% of Offering Purchased by 	0.54%			0%			1.21%
	Associated Accounts
(14)	Sum of (12) and (13)		1.00%			0.51%			1.46%
(15)	% of Fund Assets Applied 	0.17%			0.15%			0.22%
	to Purchase
(16)	Name(s) of Underwriter(s) or 	BancAmerica Securities	Citigroup Global 	Citigroup Global Markets
	Dealer(s) from whom Purchased				Markets
(17)	Is Portfolio Manager a Manager 	Manager			Manager			Manager
	or Co-Manager in Offering?



PACIFIC SELECT FUND- Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/08

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: July 22, 2008				Signed:	/s/ MADALINA DUTA
						Name:	Madalina Duta
						Title:  Regulatory Reporting Manager


PACIFIC SELECT FUND- Diversified Bond Fund
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/2008


						        Comparable Securities
		 			Securities
					Purchased		(1)			(2)			(3)
(1)	Name of Issuer   	 	Cameron International 	Southern California 	Verizon Communications
					Corporation		Edison
(2)	Description of Security 	CAM 7.00% 6/15/38	EIX 5.95% 2/1/38	VZ 6.4% 2/15/38
	(name, coupon, maturity, 	Cusip: 13342BAD		Cusip: 842400FH		Cusip: 92343VAK
	subordination, common stock,
	etc.)
(3)	Date of Purchase		6/23/08			01/14/08		2/7/08
(4)	Unit Price			99.459			99.54			99.051
(5)	Current Yield			7.11			5.98			6.33
(6)	Yield to Maturity		7.11			5.99			6.32
(7)	Principal Amount of 		$300,000,000		$600,000,000		$1,750,000,000
	Total Offering
(8)	Underwriting Spread		0.875%	0.875%	0.875%


PACIFIC SELECT FUND- Diversified Bond Fund
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/2008


						        Comparable Securities
		 			Securities
					Purchased		(1)			(2)			(3)
(9)	Names of Underwriters 		J.P. Morgan		BNY Capital Markets, 	Blaylock Robert Van,
	(prospectus may be attached)	Morgan Stanley		Inc.			LLC
					UBS Investment Bank	Wedbush Morgan 		Guzman & Company
					DnB NOR Markets, Inc.	Securities Inc.		Loop Capital Markets LLC
					BBVA Securities Inc.	Blaylock Robert Van, 	Sieber Capital Markets
					Citi			LLC			Ramirez & Co., Inc.
					Greenwhich Capital 	Citi			The Williams Capital
					Markets, Inc.		J.P. Morgan		Group, L.P.
					Standard Chartered 	Lehman Brothers
					Bank			Wells Fargo Securities
					Mitsubishi UFJ 		Cabrera Capital
					Securities		Markets, LLC
					UniCredit Capital
					Markets, Inc.
(10)	Years of Continuous Operation	3 years +		3 years +		3 years +
(11)	Dollar Amount of Purchase	$1,591,344		$3,060,855		$4,323,576.15

12)	% of Offering Purchased by Fund	0.53%			0.51%			0.25%
(13)	% of Offering Purchased by 	0.35%			0%			1.21%
	Associated Accounts
(14)	Sum of (12) and (13)		0.88%			0.51%			1.46%
(15)	% of Fund Assets Applied 	0.08%			0.15%			0.22%
	to Purchase
(16)	Name(s) of Underwriter(s) 	UBS Investment Bank	Citigroup Global 	Citigroup Global
	or Dealer(s) from whom 					Markets			Markets
	Purchased
(17)	Is Portfolio Manager a Manager 	Manager			Manager			Manager
	or Co-Manager in Offering?


PACIFIC SELECT FUND- Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/08

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: July 22, 2008				Signed:	/s/ MADALINA DUTA
						Name:	Madalina Duta
						Title:  Regulatory Reporting Manager


PACIFIC SELECT FUND- Diversified Bond Fund
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/2008


						        Comparable Securities
		 			Securities
					Purchased		(1)			(2)			(3)
(1)	Name of Issuer            	Rio Tinto Finance 	Kraft Foods Inc.	Residential Capital,
					(USA) Limited					LLC
(2)	Description of Security 	RIOLN 5.875% 7/15/13	KFT 6.00%		RESCAP FRN 6/9/08
	(name, coupon, maturity, 	Cusip: 767201AE		2/11/13
	subordination, common stock, 				Cusip: 50075NAQ
	etc.)
(3)	Date of Purchase		6/24/08			8/8/07			12/04/06
(4)	Unit Price			99.625			99.701			100
(5)	Current Yield			5.77			5.791			5.85
(6)	Yield to Maturity		5.77			5.208			5.85
(7)	Principal Amount of 		$2,500,000,000		$750,000,000		$1,250,000,000
	Total Offering
(8)	Underwriting Spread		0.35%			0.35%			0.35%


PACIFIC SELECT FUND- Diversified Bond Fund
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/2008


						        Comparable Securities
		 			Securities
					Purchased		(1)			(2)			(3)
(9)	Names of Underwriters 		Deutsche Bank  		Citi                 	Bear, Stearns & Co.
	(prospectus may be attached)	Securities 		Deutsche Bank 		Inc.
					J.P. Morgan          	Securities Inc.    	BNP PARIBAS
					Credit Suisse		Goldman, Sachs & Co.	Lehman Brothers
					RBS Greenwich Capital	J.P. Morgan 		Banc of America
					Morgan Stanley   	ABN AMRO Incorporated 	Securities LLC
					Societe Generale 	BNP PARIBAS		Barclays Capital
	                                                        Dresdner Kleinwort    	Citigroup
								Lehman Brothers    	RBS Greenwich Capital
								Santander
								Wachovia Securities
(10)	Years of Continuous Operation	3 years +		3 years +		3 years +
(11)	Dollar Amount of Purchase	$10,017,294		$5,353,974		$1,575,000
(12)	% of Offering Purchased by Fund	0.40%			0.72%			0.13
(13)	% of Offering Purchased by	2.80%			5.76%			6.78
	 Associated Accounts
(14)	Sum of (12) and (13)		3.20%			6.48%			6.91
(15)	% of Fund Assets Applied 	0.51%			0.27%			0.08%
	to Purchase
(16)	Name(s) of Underwriter(s) or 	Deutsche Bank 		Goldman Sachs & Co.	Lehman Government
	Dealer(s) from whom Purchased	Securities					Securities
(17)	Is Portfolio Manager a Manager 	Manager			Manager			Co-Manager
 	or Co-Manager in Offering?

PACIFIC SELECT FUND- Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/08

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: July 22, 2008				Signed:	/s/ MADALINA DUTA
						Name:	Madalina Duta
						Title:  Regulatory Reporting Manager



PACIFIC SELECT FUND - Mid-Cap Growth Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/2008


						        Comparable Securities
		 			Securities
					Purchased		(1)			(2)			(3)
(1)	Name of Issuer  	   	Intrepid Potash, Inc.	Century Aluminum	USEC			N/A
(2)	Description of Security 	Common Stock		Common Stock		Common Stock		N/A
	(name, coupon, maturity,
	subordination, common stock,
	etc.)
(3)	Date of Purchase		04/21/08		N/A			N/A			N/A
(4)	Unit Price			$32.00			$52.50			$9.76			N/A
(5)	Current Yield			N/A			N/A			N/A			N/A
(6)	Yield to Maturity		N/A			N/A			N/A			N/A
(7)	Principal Amount of Total 	$960,000,000		$380,625,000		$195,200,000		N/A
	Offering
(8)	Underwriting Spread  		$1.9200   		$2.5725			$0.4392			N/A
	(As % of Unit Price)		(6.00%)			(4.90%)			(4.50%)


PACIFIC SELECT FUND - Mid-Cap Growth Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/2008


						        Comparable Securities
		 			 Securities
					 Purchased		(1)			(2)			(3)
(9)	Names of Underwriters 		Goldman, Sachs & Co.,	Credit Suisse,		Goldman, Sachs & Co.,	N/A
					Merrill Lynch & Co.,	Morgan Stanley,		Merrill Lynch & Co.,
					Morgan Stanley,		Kaupthing Bank hf.,	Wachovia Securities,
					RBC Capital Markets,	Kaupthing Securities, 	Jefferies & Company,
					BMO Capital Markets	Inc.,			Natixis Bleichroeder
								Landsbanki Islands hf.	Inc.
(10)	Years of Continuous Operation	3 years +		3 years +		3 years +		N/A
(11)	Dollar Amount of Purchase	$1,142,304		N/A			N/A			N/A
(12)	% of Offering Purchased by Fund	0.1190%			N/A			N/A			N/A
(13)	% of Offering Purchased by 	0.7769%			N/A			N/A			N/A
	Associated Accounts
(14)	Sum of (12) and (13)		0.8959%			N/A			N/A			N/A
(15)	% of Fund Assets Applied 	0.09%			N/A			N/A			N/A
	to Purchase
(16)	Name(s) of Underwriter(s) or 	Goldman, Sachs & Co.	N/A			N/A			N/A
	Dealer(s) from whom Purchased
(17)	Is Portfolio Manager a Manager 	Manager			N/A			N/A			N/A
	or Co-Manager in Offering?


PACIFIC SELECT FUND- Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/08

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: July 22, 2008				Signed:	/s/ MADALINA DUTA
						Name:	Madalina Duta
						Title:  Regulatory Reporting Manager







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